MEZZANINE EQUITY	12 Months Ended
Feb. 28, 2026
Mezzanine Equity
MEZZANINE EQUITY

Note 11 — MEZZANINE EQUITY

On December 15, 2023, the Company entered into a share purchase agreement with third-party investors, under which it issued ordinary shares that are legally classified as equity but carry redemption rights upon the occurrence of events not within the Company’s control. The Company received total investment proceeds of JPY65 million ($0.4 million). These redeemable ordinary shareholders possess the same rights as non-redeemable ordinary shareholders of the Company, including voting rights, dividend rights, and the right to access financial statements.

The Company classified the redeemable ordinary shares as mezzanine equity in the consolidated balance sheets. At issuance the fair value of these redeemable ordinary shares was JPY65 million ($0.4 million), equal to the total investment proceeds received. As of February 28, 2025 and February 28, 2026, the mezzanine equity measured at fair value was JPY71.5 million and JPY391.1 million ($2.5 million), respectively representing redeemable ordinary shares. Refer to Note 2 for the assumptions applied in estimating these fair values.

During the fiscal years ended February 29, 2024, February 28, 2025 and February 28, 2026, the Company recognized fair value measurement adjustments of these redeemable ordinary shares into retained earnings of JPY3.3 million, JPY3.2 million and JPY319.6 million ($2.0 million), respectively.